UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 15, 2005
World Financial Network Credit Card Master Note Trust
(Issuer of the Notes)
World Financial Network Credit Card Master Trust
(Issuer of the Collateral Certificate)
WFN Credit Company, LLC
(Transferor to each of the trusts)
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-113669, 333-60418, 333-60418-01 (Commission File Number)	31-1772814 (I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio (Address of Principal Executive Offices)	43081 (Zip Code)
(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Monthly Noteholders’ Statement
Monthly Noteholders' Statement

Item 8.01. Other Events.
December, 15 2005 is a Distribution Date for the Series 2002-A Notes, Series 2003-A Notes, Series 2004-A Notes, Series 2004-B Notes and Series 2004-C Notes issues by World Financial Credit Card Master Note Trust. The monthly Noteholders’ Statement for the November 2005 Monthly Period is filed herewith as Exhibit 20.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Document Description
20	Monthly Noteholders’ Statement, November 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as
Co-Registrant and as depositor on behalf of
WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
AND WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, as
Co-Registrants

Dated: December 15, 2005	By: /s/ Daniel T. Groomes

Name: Daniel T. Groomes
Title: President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.
20	Monthly Noteholders’ Statement, November 2005	4